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                                                                 Exhibit (z)(1)

                           AGREEMENT OF JOINT FILING

     Madison River Properties, L.L.C., Riverside Drive, L.L.C., AIMCO/IPT, Inc., Insignia Properties, L.P., AIMCO Properties, L.P., AIMCO-GP, Inc. and Apartment Investment and Management Company agree that the Amendment No. 11 to
Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, and all filings under Schedule 14D-1 to which this agreement is attached as an exhibit, and all amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Dated:  June 9, 1999
                              MADISON RIVER PROPERTIES, L.L.C.

                              By: /s/Patrick J. Foye
                              --------------------------------------------
                                   Executive Vice President

                              RIVERSIDE DRIVE, L.L.C.

                              By: /s/Patrick J. Foye
                              --------------------------------------------
                                   Executive Vice President

                              AIMCO/IPT, INC.

                              By: /s/Patrick J. Foye
                              --------------------------------------------
                                   Executive Vice President

                              INSIGNIA PROPERTIES, L.P.

                              By:  AIMCO/IPT, INC.
                                   (General Partner)

                              By: /s/Patrick J. Foye
                              --------------------------------------------
                                   Executive Vice President

                              AIMCO PROPERTIES, L.P.

                              By: AIMCO-GP, INC.
                                   (General Partner)

                              By: /s/Patrick J. Foye
                              --------------------------------------------
                                   Executive Vice President

                              AIMCO-GP, INC.

                              By: /s/Patrick J. Foye
                              --------------------------------------------
                                   Executive Vice President

                              APARTMENT INVESTMENT
                              AND MANAGEMENT COMPANY

                              By: /s/Patrick J. Foye
                              --------------------------------------------
                                   Executive Vice President